EXHIBIT 99.(a)(2)

WEINGARTEN REALTY INVESTORS

LETTER OF TRANSMITTAL

To Tender

CUSIP Number	Issuer	Title of Security
948741AD5	Weingarten Realty Investors	7.000 % Senior Unsecured Notes due July 15, 2011
94874RAV8	Weingarten Realty Investors	7.070% Medium Term Notes due June 26, 2009
94874RBH8	Weingarten Realty Investors	7.350% Medium Term Notes due July 20, 2009
94874RBN5	Weingarten Realty Investors	7.400% Medium Term Notes due December 21, 2010
94874RAQ9	Weingarten Realty Investors	7.440% Medium Term Notes due August 19, 2011
94874RBP0	Weingarten Realty Investors	7.500% Medium Term Notes due December 19, 2010
94874RBJ4	Weingarten Realty Investors	8.250% Medium Term Notes due January 22, 2010
948741AF0/ 948741AE3	Weingarten Realty Investors	3.950% Convertible Senior Unsecured Notes due August 1, 2026

Pursuant to the Offer to Purchase dated June 1, 2009

THE ANY AND ALL OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 8, 2009, UNLESS EXTENDED.  THE MAXIMUM TENDER OFFER, MAXIMUM TENDER OFFER PRORATION PERIOD AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 26, 2009, UNLESS EXTENDED.

The depositary for the Offers is:

Global Bondholder Services Corporation

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for Eligible Institutions only): (212) 430-3775 Attention: Corporate Actions
Global Bondholder Services Corporation 65 Broadway, Suite 723 New York, New York 10006 Attention: Corporate Actions	Confirm by Telephone: (212) 430-3774

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

Capitalized terms used herein and not defined herein have the meaning given to them in the Offer to Purchase (defined below).

This Letter of Transmittal is to be completed by a holder desiring to tender any of the notes listed above (the “Notes”) unless such holder is executing the tender through The Depository Trust Company’s Automated Tender Offer Program (“ATOP”).  A holder tendering through ATOP does not need to complete this Letter of Transmittal.

For a description of certain procedures to be followed in order to tender the Notes (through ATOP or otherwise), see “The Offers—Procedure for Tendering Notes” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDER OF SECURITIES
☐ CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ____________________________________________________________________________________________________________________

Account Number: ______________________________________________________________________________________________________________________________

Transaction Code Number: _______________________________________________________________________________________________________________________

List below the Notes to which this Letter of Transmittal relates.  If the space provided is inadequate, list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.  Tender of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.  No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (please fill in if blank)	Title of Security	CUSIP No.	Certificate Numbers*	Aggregate Principal Amount Represented	Aggregate Principal Amount Tendered**

*      Need not be completed by holders tendering Notes by book-entry transfer.
**   Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered.

If tendered by a participant in The Depository Trust Company (“DTC”), and if not already printed above, the participant name(s) and address(es) should be printed exactly as such participant’s name appears on a security position listing as the owner of the Notes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Weingarten Realty Investors (the “Company”), on the terms and subject to the conditions set forth in the Company’s offer to purchase dated June 1, 2009 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of the series of Notes indicated in the table above entitled “Description of Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table).  The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Offer to Purchase.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of the Notes tendered herewith in accordance with the terms and subject to the conditions of the Offers, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby, (b) waives any and all other rights with respect to such Notes and (c) releases and discharges the Company from any and all claims the undersigned may have now or may have in the future arising out of or related to the Notes, including without limitation any claims that the undersigned is entitled to participate in any repurchase, redemption or defeasance of the Notes.

The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Offers to Purchase and in the instructions hereto and an acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the applicable Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  The undersigned acknowledges that, by tendering Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto, under certain circumstances set forth in the Offer to Purchase, the Company is not required to accept for purchase any of the Notes tendered.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and (b) when such tendered Notes are accepted for payment and paid for by the Company pursuant to the applicable Offer, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right.  The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Offers as described in the Offer to Purchase.

The undersigned, by this Letter of Transmittal, also irrevocably appoints the depositary to act as its agent for the purpose of receiving payment from the Company and transmitting such payment to the undersigned.  The undersigned acknowledges and agrees that payment shall be deemed to have been made by the Company upon the transfer by the Company of the Total Consideration, plus accrued and unpaid interest payable to the depositary or, in accordance with the depositary’s instructions, to DTC.  The undersigned further acknowledges and agrees that under no circumstances will interest on the Total Consideration be paid by the Company by reason of any delay on the part of the depositary in making payment to the holders entitled thereto or any delay in the allocation or crediting of monies received by DTC to participants in DTC or in the allocation or crediting of monies received by participants to beneficial owners and in no event will the Company be liable for interest or damages in relation to any delay or failure of payment to be remitted to any holder.  No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

For purposes of the Offers, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes if, as and when the Company gives oral (promptly confirmed in writing) or written notice of acceptance to the depositary.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the depositary, until receipt by the depositary of this Letter of Transmittal (or a manually signed facsimile of this Letter of Transmittal), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or receipt of an agent’s message.  All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination will be final and binding.

Unless otherwise indicated herein under “Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned by credit to the account of DTC.  Unless otherwise indicated herein under “Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “Special Issuance Instructions” box below is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the person(s) indicated.  In the event that the “Special Delivery Instructions” box below is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated.  The undersigned recognizes that the Company has no obligation under the Special Issuance Instructions to transfer any Notes from the name of the Holder of those Notes if the Company does not accept for purchase any of the Notes so tendered and that the Company will have no obligation under the Special Delivery Instructions unless the Holder produces satisfactory evidence that any applicable transfer taxes have been paid.

                                                    SPECIAL ISSUANCE INSTRUCTIONS
                                                            (See Instructions 1, 2, 4 and 5 )

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment are to be issued in the name of, or checks constituting payments for the Total Consideration and accrued and unpaid interest to be made in connection with the Offers are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Issue:     ☐ Notes
☐ Checks (check as applicable)

Pay to the order of:
Name  ________________________________________________________________
                                                                                (Please Print)
Send Payment to:
Address ______________________________________________________________

_____________________________________________________________________
                                                                               (Please Print)
_____________________________________________________________________
                                                                                                                                                Zip Code

                                       Taxpayer Identification or Social Security Number
                               (See Substitute Form W-9 herein or Form W-8, as applicable)

                                                                SIGNATURE GUARANTEE
                                                             (See Instructions 1 and 2 below)
                                                  Certain Signatures Must be Guaranteed by a
                                                             Medallion Signature Guarantor

_____________________________________________________________________

                                                 (Name of Medallion Signature Guarantor
                                                                  Guaranteeing Signature)

______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
                                     (Address (including zip code) and Telephone Number
                                                          (including area code) of Firm)

______________________________________________________________________
                                                              (Authorized Signature)

______________________________________________________________________
                                                                    (Printed Name)

_____________________________________________________________________
                                                                            (Title)
Dated:   _______________________________________________________________

                                      SPECIAL DELIVERY INSTRUCTIONS
                                                (See Instructions 1, 2, 4 and 5 )

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for payment or checks constituting payments for the Total Consideration and accrued and unpaid interest to be made in connection with the Offers are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Deliver:       ☐ Notes
 ☐ Checks (check as applicable)

Name ____________________________________________________________
                                                              (Please Print)

Address __________________________________________________________

_________________________________________________________________
                                                              (Please Print)

_________________________________________________________________
                                                                                                                                     Zip Code

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering
holders except holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the series of Notes listed in the box above labeled “Description of Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

Signature(s): _________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________________

(Must be signed by the registered holder or, if the Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Notes.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated: ______________________________________________________________________________________________________________________________________

Name(s) (please print): __________________________________________________________________________________________________________________________

Capacity: ____________________________________________________________________________________________________________________________________

Address: ____________________________________________________________________________________________________________________________________
                                                                                                                                                     (Including Zip Code)

Area Code and Telephone Number: ________________________________________________________________________________________________________________

Tax Identification or Social Security Number:_________________________________________________________________________________________________________

PLEASE COMPLETE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL
(OR FORM W-8, AS APPLICABLE)

SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

____________________________________________________________________________________________________________________________________________
(Name of Medallion Signature Guarantor Guaranteeing Signatures)

____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________

(Address (including Zip Code) and Telephone Number (including Area Code) of Firm)

_______________________________________________________________________________________________ (Authorized Signature)

_______________________________________________________________________________________________ (Print Name)

_______________________________________________________________________________________________ (Title)
Date: ___________, 2009

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offers

1.           Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.  If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

If any of the Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal.

If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holders of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes), no separate instruments of transfer are required unless payment is to be made, or the Notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on the instruments of transfer must be guaranteed by a participant in the Securities Transfer Agent’s Medallion Program (a “Medallion Signature Guarantor”) .

Unless this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be accompanied by appropriate instruments of transfer, and each such instrument of transfer must be signed exactly as the name or names of the registered holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such instrument of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a firm that is a member of a registered national securities exchange or FINRA or is a commercial bank or trust company having an office in the United States (each, an “Eligible Institution”).

2.           Signature Guarantees.  Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in good standing in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”), unless the Notes tendered by this Letter of Transmittal are tendered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes) who has not completed any of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.  If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.  Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact that broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes.  See “The Offers―Procedures for Tendering―Signature Guarantees” in the Offer to Purchase.  See Instruction 1.

3.           Partial Tenders.  Tenders of Notes under the Offers will be accepted only in principal amounts equal to $1,000 or integral multiples of that amount.  If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Notes Tendered” in this Letter of Transmittal.  The entire principal amount represented by the certificates for all Notes delivered to the depositary will be deemed to have been tendered unless otherwise indicated.  If the entire principal amount of all Notes is not tendered or not accepted for purchase, certificates for the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated in this Letter of Transmittal) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4) promptly after the Notes are accepted for purchase.

4.           Special Issuance and Special Delivery Instructions.  Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal.  In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.  If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered holder of the Notes tendered.  Holders of Notes tendering by book-entry transfer will have Notes not tendered or not accepted for purchase returned by crediting their account at DTC.  The Company will have no obligation under the Special Issuance Instructions or Special Delivery Instructions unless the Holder produces satisfactory evidence that any applicable transfer taxes have been paid.

5.           Transfer Taxes.  Except as set forth in Instruction 4 and this Instruction 5, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of the Notes to it, or to its order, pursuant to the Offers.  If payment is to be made to, or if the Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if the tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6.           Substitute Form W-9.  Each tendering holder (or other payee) is required to provide the depositary with a correct taxpayer identification number (“TIN”), generally the holder’s Social Security number or federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding.  Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the U.S. Internal Revenue Service and U.S. federal income tax backup withholding on any payment.  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.  If the box in Part 3 is checked and the depositary is not provided with a TIN by the time of payment, the depositary will withhold U.S. federal income tax at the rate of 28% on all such payments, if any, until a TIN is provided to the depositary.

7.           Irregularities.  All questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for payment and withdrawal of tendered Notes will be determined by us in our sole discretion, and our determination will be final and binding.  The Company reserves the absolute right to reject any and all tenders that the Company determines are not in proper form or for which the acceptance for payment or payment may, in the opinion of our counsel, be unlawful.  The Company also reserves the absolute right in our sole discretion to waive any of the conditions of the Offers or any defect or irregularity in the tender of Notes of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders.  A waiver of any defect or irregularity with respect to the tender of one Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Note.  Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company may determine, unless waived by the Company.  Tenders of Notes shall not be deemed to have been made until all defects and irregularities have been waived by us or cured.  Our interpretation of the terms and conditions of the Offers (including the instructions in this Letter of Transmittal) will be final and binding.  None of the Company nor its affiliates, the Depositary and Information Agent, the Dealer Manager or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to you for failure to give any such notice.

8.           Requests for Assistance or Additional Copies.  Any questions or requests for assistance may be directed to the dealer manager or the depositary and information agent at their respective telephone numbers set forth on the back cover of the Offer to Purchase.  Requests for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the information agent.  A holder may also contact its broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

IMPORTANT TAX INFORMATION

Circular 230

To ensure compliance with Internal Revenue Service Circular 230, holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state, or local tax law.  Each holder is encouraged to seek advice based on its particular circumstances from an independent tax advisor.

Notwithstanding anything to the contrary contained herein, a Holder (and each employee, representative, or other agent of a Holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions described in this Letter of Transmittal and all materials of any kind that are provided to the Holder relating to such tax treatment and tax structure (as such terms are defined in Treasury Regulation section 1.6011-4).  This authorization of tax disclosure is retroactively effective to the commencement of discussions with Holders regarding the transaction contemplated herein.

General

Under U.S. federal income tax law, a holder whose tendered Notes are accepted for payment is required to provide the depositary with such holder’s current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding.  If such holder is an individual, the TIN is his or her Social Security number.  If the depositary is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the U.S. Internal Revenue Service.  In addition, any payment made to such holder or other payee with respect to the Notes purchased pursuant to the Offers may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the depositary the appropriate U.S. Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY) (a “Form W-8”), signed under penalties of perjury, attesting to that individual’s exempt status.  A Form W-8 can be obtained from the depositary.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the depositary is required to withhold 28% of any payment made to the holder or other payee.  Backup withholding is not an additional tax.  Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained from the U.S. Internal Revenue Service provided that the required information is properly furnished to the U.S. Internal Revenue Service in a timely manner.

Purpose of Substitute Form W-9

To prevent backup withholding on any payment made to a holder or other payee with respect to the Notes purchased pursuant to the Offers, the holder is required to notify the depositary of the holder’s current TIN (or the TIN of any other payee) by completing the form below, certifying that (i) the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), (ii) the holder is not subject to backup withholding because (a) the holder has not been notified by the U.S. Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (b) the U.S. Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding or (c) the holder is exempt from backup withholding, and (iii) the holder is a U.S. person (including a U.S. resident alien).

What Number to Give the Depositary

The holder is required to give the depositary the TIN (e.g., Social Security number or Employer Identification Number) of the registered owner of the Notes.  If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Payor: GLOBAL BONDHOLDER SERVICES CORPORATION
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Part 1―PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security number(s) or Employer Identification Number(s) _________________________________________
Part 2―Certification―Under penalties of perjury, I certify that:
(1)   the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
(2)   I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)   I am a U.S. citizen or other U.S. person (including a resident alien).

Certification Instructions-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.  However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
Part 3 Awaiting TIN ☐
Signature _________________________________________________________________________		Date _________________________, 2009

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF U.S. FEDERAL INCOME TAX ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide such a number.

Signature:        ______________________________________ Date: ________________________, 2009

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor.  The taxpayer identification number for an individual is the individual’s Social Security number.  Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000.  The taxpayer identification number for an entity is the entity’s Employer Identification Number.  Employer Identification Numbers have nine digits separated by one hyphen: e.g., 00-0000000.  The table below will help determine the number to give the Payor.

For this type of account:	Give the NAME and SOCIAL SECURITY number of-	For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of-
1. An individual account	The individual	6. Disregarded entity not owned by an individual	The owner
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate or pension trust	The legal entity (4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Corporation or LLC electing corporate status on Form 8832	The corporation
4.a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9. Association, club, religious, charitable, educational or other tax- exempt organization	The organization
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10 Partnership or multimember LLC	The partnership
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. A broker or registered nominee	The broker or nominee
		12. Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments.	The public entity
(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)
You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your Social Security number or taxpayer identification number (if you have one), but the U.S. Internal Revenue Service encourages you to use your Social Security number.

(4)
List first and circle the name of the trust, estate, or pension trust.  (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(Section references are to the U.S. Internal Revenue Code)

Obtaining a Number

If you do not have a U.S. taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the U.S. Social Security Administration or the U.S. Internal Revenue Service (the “IRS”) and apply for a number.

In some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain a Social Security number.  This includes certain resident aliens who must receive information returns but who cannot obtain a Social Security number.  These individuals must apply for an Individual Taxpayer Identification Number (“ITIN”) on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for a Social Security number.  Individuals who have an ITIN must provide it on the Substitute Form W-9.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, you may check the box in Part 3 of the Substitute Form W-9, sign and date the Form, and give it to the requester.  Notwithstanding that you comply with the foregoing, the backup withholding will apply to any purchase price and any accrued and unpaid interest paid to you or other payee with respect to the Securities prior to the time a properly certified taxpayer identification number is provided to the depositary.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required.  For interest and dividends, all listed payees are exempt except item (9).  For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.  Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt: medical and health care payments, attorneys’ fees, and payment for services by a federal executive agency.  Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

The following payees are exempt from backup withholding:

(1)
An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A State, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)	A corporation.

                 (7)          A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Payments that are not subject to information reporting are also not subject to backup withholding.  For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated under such sections.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding.  ENTER YOUR TAXPAYER IDENTIFICATION NUMBER.  WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

Privacy Act Notices

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA or Archer MSA or HSA.  The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return.  The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws.  The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.  You must provide your taxpayer identification number whether or not you are required to file a tax return.  Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.  Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE U.S. INTERNAL REVENUE SERVICE.

Any questions or requests for assistance may be directed to the dealer manager or the information agent at their respective addresses and telephone numbers as set forth below.  Any requests for additional copies of this Letter of Transmittal, the Offer to Purchase or related documents may be directed to the information agent.  A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

The information agent for the Offers is:

Global Bondholder Services Corporation
65 Broadway, Suite 723
New York, New York 10006
Banks and Brokers, Call Collect:
(212) 430-3774
All Others Call Toll-Free:
(866) 470-4200

The dealer manager for the Offers is:

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Attention:  Liability Management Group
Toll Free:  (866) 834-4666
Collect:  (212) 834-3424